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
ANCHOR NATIONAL                NEW BUSINESS DOCUMENTS         overnight with checks:
LIFE INSURANCE COMPANY         with checks:                   BONPC
1 SunAmerica Center            P.O. Box 100330                1111 Arroyo Parkway
Los Angeles, CA 90067-6022     Pasadena, CA 91189-0001        Suite 150
                                                              Lock Box 100330
[LOGO] WM                      without checks:                Pasadena, CA 91105               [LOGO] ANCHOR NATIONAL
DIVERSIFIED STRATEGIES         P.O. Box 54299                                                         A SUNAMERICA COMPANY
----------------------         Los Angeles, CA 90054-0299
Common sense. Uncommon solutions.

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PARTICIPANT ENROLLMENT FORM                                                                       ANG-504 (3/01)
DO NOT USE HIGHLIGHTER. Please print or type.


A PARTICIPANT
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LAST NAME                                        FIRST NAME                          MIDDLE INITIAL


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STREET ADDRESS


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CITY                                             STATE                               ZIP CODE


MO.           DAY        YR.          / / M  / / F                               (   )
------------------------------------- ------------ ----------------------------- -----------------------------------------
DATE OF BIRTH                           SEX        SOC. SEC. OR TAX ID NUMBER    TELEPHONE NUMBER


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JOINT PARTICIPANT (IF APPLICABLE) LAST NAME            FIRST NAME                    MIDDLE INITIAL


MO.           DAY        YR.          / / M  / / F                                                        (   )
------------------------------------- ------------ -------------------------- --------------------------- ----------------
DATE OF BIRTH                           SEX        SOC. SEC. OR TAX ID NUMBER RELATIONSHIP TO PARTICIPANT TELEPHONE NUMBER



B ANNUITANT (COMPLETE ONLY IF DIFFERENT FROM PARTICIPANT)
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LAST NAME                                        FIRST NAME                          MIDDLE INITIAL


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STREET ADDRESS


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CITY                                             STATE                               ZIP CODE


MO.           DAY        YR.          / / M  / / F                               (   )
------------------------------------- ------------ ----------------------------- -----------------------------------------
DATE OF BIRTH                           SEX        SOC. SEC. OR TAX ID NUMBER    TELEPHONE NUMBER


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JOINT ANNUITANT (IF APPLICABLE)   LAST NAME            FIRST NAME                    MIDDLE INITIAL


MO.           DAY        YR.          / / M  / / F                               (   )
------------------------------------- ------------ ----------------------------- -----------------------------------------
DATE OF BIRTH                           SEX        SOC. SEC. OR TAX ID NUMBER    TELEPHONE NUMBER



C BENEFICIARY (PLEASE LIST ADDITIONAL BENEFICIARIES, IF ANY, IN THE SPECIAL INSTRUCTIONS SECTION.)
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                                  ----------------------------------------------------------------------------------------
/X/PRIMARY                        LAST NAME                        FIRST NAME           M.I. RELATIONSHIP     PERCENTAGE


                                  ----------------------------------------------------------------------------------------
/ /PRIMARY     / / CONTINGENT     LAST NAME                        FIRST NAME           M.I. RELATIONSHIP     PERCENTAGE


                                  ----------------------------------------------------------------------------------------
/ /PRIMARY     / / CONTINGENT     LAST NAME                        FIRST NAME           M.I. RELATIONSHIP     PERCENTAGE


ANG-504 (3/01)                                                OVER                                                   06.01
                                                                                                                     DS504
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PARTICIPANT ENROLLMENT FORM                                                                          ANG-504 (3/01) SIDE 2
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D TYPE OF CERTIFICATE
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(IF THIS IS A TRANSFER OR 1035 EXCHANGE, PLEASE COMPLETE FORM (SA-2500RL) AND SUBMIT IT WITH THIS PARTICIPANT ENROLLMENT
FORM.)

/ / NON-QUALIFIED PLAN (Minimum $5,000)                               / / QUALIFIED PLANS (Minimum $2,000)
                                                       / / IRA (tax year_____________________)     / / IRA Transfer
                                                       / / IRA Rollover   / / Roth IRA   / / 401(k)   / / Keogh   / / SEP
                                                       / / TSA            / / 457        / / Other________________________

                  / /      Check included with this Participant Enrollment Form for $__________________________________



E ANNUITY DATE
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DATE ANNUITY PAYMENTS ("INCOME PAYMENTS") BEGIN. MUST BE AT LEAST 2 YEARS AFTER THE CERTIFICATE DATE. MAXIMUM
ANNUITIZATION AGE IS THE LATER OF THE PARTICIPANT'S AGE 90 OR 10 YEARS AFTER CERTIFICATE DATE. NOTE: IF LEFT BLANK,
THE ANNUITY DATE WILL DEFAULT TO THE MAXIMUM FOR NON-QUALIFIED AND TO 70 1/2 FOR QUALIFIED CERTIFICATES.

                Month_______________________ Day_______________________ Year_______________________



F SPECIAL FEATURES (OPTIONAL)
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/ /  SYSTEMATIC WITHDRAWAL: Include Form Number (SA-5550SW) with this Participant Enrollment Form.
/ /  OPTIONAL DEATH BENEFIT ELECTION: Include Form Number (DS-2220POS) with this Participant Enrollment Form.
/ /  PRINCIPAL ADVANTAGE: Check the appropriate fixed account below and specify the other allocations as percentages in section J.
     / / 1 Year Fixed   / / 3 Year MVA Fixed  / / 5 Year MVA Fixed  / / 7 Year MVA Fixed  / / 10 Year MVA Fixed
/ /  AUTOMATIC ASSET REBALANCING: I request the accounts to be REBALANCED as designated in section J at the frequency initialed below:
     (SELECT ONLY ONE) ___NA_____  Monthly        ________Quarterly        ________Semi-Annually         ________Annually



G TELEPHONE TRANSFER AUTHORIZATION
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I / / DO / / DO NOT authorize telephone transfers, subject to the conditions set forth below. If no election is made, the
Company will assume that you do authorize telephone transfers. (North Dakota: If no election is made, the Company will assume you do NOT wish to authorize telephone transfers.)

I authorize the Company to accept telephone instructions for transfers in any amount among investment options from anyone providing proper identification subject to restrictions and limitations contained in the Certificate and related prospectus, if any. I understand that I bear the risk of loss in the event of a telephone instruction not authorized by
me. The Company will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the requestor and therefore, the Company will record telephone conversations containing transaction instructions, request personal identification information before acting upon telephone instructions and send written confirmation statements of transactions to the address of record.

H ADDITIONAL INSTRUCTIONS (ADDITIONAL BENEFICIARIES, TRANSFER COMPANY INFORMATION, ETC.)
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I DISCLOSURE NOTICES
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THE FOLLOWING FRAUD WARNING APPLIES EXCEPT IN VIRGINIA AND THE STATES NOTED BELOW.

FRAUD WARNING: Any person who with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud.

FOR APPLICANTS IN ARIZONA: Upon your written request, we will provide you within a reasonable period of time, reasonable, factual information regarding the benefits and provisions of the annuity contract for which you are applying. If for any reason you are not satisfied with the contract, you may return the contract within ten days after you receive it. If the contract you are applying for is a variable annuity, you will receive an amount equal to the sum of (1) the difference between the premiums paid and the amounts allocated to any account under the contract and (2) the Contract Value on the date the returned contract is received by our company or agent.

ANG-504 (3/01)

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PARTICIPANT ENROLLMENT FORM                                                                          ANG-504 (3/01) SIDE 3
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I DISCLOSURE NOTICES (CONTINUED)
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FOR APPLICANTS IN COLORADO: FRAUD WARNING: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory
Services.

FOR APPLICANTS IN DISTRICT OF COLUMBIA: WARNING: It is a crime to provide false of misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

FOR APPLICANTS IN KENTUCKY: FRAUD WARNING: Any person, who knowingly and with intent to defraud any insurance company or other person, files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact hereto commits a fraudulent act, which is a crime.

FOR APPLICANTS IN NEW JERSEY: FRAUD WARNING: Any person who includes any false information on an application for an insurance policy is subject to criminal and civil penalties.

FOR APPLICANTS IN MAINE: FRAUD WARNING: Any person, who knowingly and with intent to defraud any insurance company or other person, files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact hereto commits a fraudulent act, which is a crime and subjects such person to criminal and civil penalties.



J INVESTMENT & DCA INSTRUCTIONS (ALLOCATIONS MUST BE EXPRESSED IN WHOLE PERCENTAGES AND TOTAL ALLOCATION MUST EQUAL 100%)
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PAYMENT         DCA TARGET
ALLOCATIONS    ALLOCATIONS                PORTFOLIO
-----------    -----------                ---------
                                                                                         FIXED ACCOUNT OPTIONS
STRATEGIC ASSET MANAGEMENT PORTFOLIOS                                                    ---------------------
-------------------------------------
                                                                           NON-MVA FIXED OPTION
 ______%          ______%       WM Strategic Growth                        --------------------
 ______%          ______%       WM Conservative Growth
 ______%          ______%       WM Balanced                                ______% 1 yr.
 ______%          ______%       WM Conservative Balanced
 ______%          ______%       WM Flexible Income                         MVA FIXED OPTIONS
                                                                           -----------------
EQUITY FUNDS
------------                                                               ______%  3 yr.
                                                                           ______%  5 yr.
 ______%          ______%       WM Equity Income                           ______%  7 yr.
 ______%          ______%       WM Growth & Income                         ______% 10 yr.
 ______%          ______%       Davis Venture Value
 ______%          ______%       WM Growth Fund of the Northwest            DCA OPTIONS AND PROGRAM*
 ______%          ______%       Alliance Growth                            ------------------------
 ______%          ______%       WM Growth
 ______%          ______%       Capital Appreciation                       ______% 6 Month DCA Account
 ______%          ______%       MFS Mid-Cap Growth                                   (Monthly DCA Only)
 ______%          ______%       WM Mid Cap Stock
 ______%          ______%       WM Small Cap Stock                         ______% 1 yr. DCA Account
 ______%          ______%       Global Equities
 ______%          ______%       WM International Growth                    Frequency (Select one below)
 ______%          ______%       Technology                                 / / Monthly    / / Quarterly

FIXED INCOME FUNDS                                                         *The DCA Program will begin 30 days (if monthly)
------------------                                                         or 90 days (if quarterly) from the date of
                                                                           deposit. Please indicate the target account(s)
 ______%           ______%       WM Money Market                           in the spaces provided to the left. The total
 ______%           ______%       WM Short Term Income                      must equal 100%. The minimum transfer amount is
 ______%           ______%       WM U.S. Government Securities             $100. We reserve the right to adjust the number
 ______%           ______%       WM Income                                 of transfers in order to meet the minimum
                                                                           transfer amount.

ANG-504 (3/01)                                                OVER

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PARTICIPANT ENROLLMENT FORM                                                                          ANG-504 (3/01) SIDE 4
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K STATEMENT OF PARTICIPATION
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Will this Certificate replace an existing life insurance or annuity contract? / / YES / / NO (If yes, please attach transfer forms, replacement forms and indicate the name and contract number of the issuing company below.)


--------------------------------------------------------------------------------     -------------------------------------
COMPANY NAME                                                                         CONTRACT NUMBER

I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this Participant Enrollment Form shall be a part of any Certificate issued by the Company. I VERIFY MY
UNDERSTANDING THAT ALL PURCHASE PAYMENTS AND VALUES PROVIDED BY THE CERTIFICATE, WHEN BASED ON INVESTMENT EXPERIENCE OF
THE VARIABLE PORTFOLIOS, ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. IF THE RETURN OF PURCHASE PAYMENTS IS
REQUIRED UNDER THE RIGHT TO EXAMINE PROVISION OF THE CERTIFICATE, I UNDERSTAND THAT THE COMPANY RESERVES THE RIGHT TO
ALLOCATE MY PURCHASE PAYMENT(S) TO THE CASH MANAGEMENT PORTFOLIO UNTIL THE END OF THE RIGHT TO EXAMINE PERIOD. I FURTHER
UNDERSTAND THAT AT THE END OF THE RIGHT TO EXAMINE PERIOD, THE COMPANY WILL ALLOCATE MY FUNDS ACCORDING TO MY INVESTMENT
INSTRUCTIONS. I UNDERSTAND THAT ALL PAYMENTS AND VALUES BASED ON THE MULTI-YEAR FIXED ACCOUNT OPTIONS ARE SUBJECT TO A
MARKET VALUE ADJUSTMENT FORMULA, WHICH MAY RESULT IN UPWARD AND DOWNWARD ADJUSTMENTS IN AMOUNTS AVAILABLE FOR WITHDRAWAL.
I ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUSES FOR DIVERSIFIED STRATEGIES, INCLUDING THE SUNAMERICA SERIES TRUST,
ANCHOR SERIES TRUST AND WM VARIABLE TRUST PROSPECTUSES. I HAVE READ THEM CAREFULLY AND UNDERSTAND THEIR CONTENTS. I
FURTHER VERIFY MY UNDERSTANDING THAT THIS VARIABLE ANNUITY IS SUITABLE TO MY OBJECTIVES AND NEEDS.


Signed at
         -----------------------------------------------------------------------------------------------  ----------------
          CITY                                                       STATE                                DATE


------------------------------------------------------------------   -----------------------------------------------------
PARTICIPANT'S SIGNATURE                                              JOINT PARTICIPANT'S SIGNATURE (IF APPLICABLE)


------------------------------------------------------------------
REGISTERED REPRESENTATIVE'S SIGNATURE


L LICENSED / REGISTERED REPRESENTATIVE INFORMATION
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Will this Certificate replace in whole or in part any existing life insurance or annuity contract?    / / YES  / / NO


-------------------------------------------------------------------------------------  -----------------------------------
PRINTED NAME OF REGISTERED REPRESENTATIVE                                              SOCIAL SECURITY NUMBER


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REPRESENTATIVE'S STREET ADDRESS                           CITY                          STATE             ZIP


                                                          (   )
--------------------------------------------------------  ------------------------------  --------------------------------
BROKER / DEALER FIRM NAME                                 REPRESENTATIVE'S PHONE NUMBER   AGENT'S LICENSE ID NUMBER



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FOR OFFICE USE ONLY                                                             Account #:
WM Diversified Strategies / Product Code 6                                      Branch #:
                                                                                Trade #:
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ANG-504 (3/01)
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